RIVERS EDGE Indianapolis, IN

KITE REALTY GROUP

KITE REALTY GROUP * KITE REALTY GROUP TRUST TICKER SYMBOL :: KRG (NYSE since 2004) FOUNDED :: 1971 HEADQUARTERS :: Indianapolis, Indiana PORTFOLIO :: (1) 64 OPERATING RETAIL 2 OPERATING COMMERCIAL 5 REDEVELOPMENT 4 DEVELOPMENT 75 PROPERTIES SQUARE FOOTAGE :: (1) (MILLIONS) 11.4 OPERATING PROPERTIES 2.0 TOTAL REDEVELOPMENT/DEVELOPMENT 13.4 GLA/NRA ANNUAL DIVIDEND :: $0.24 2012 TOTAL RETURN :: 30.3% KITE REALTY GROUP TRUST is a full-service, vertically-integrated real estate company engaged primarily in the ownership, operation, development, construction, and acquisition of high quality neighborhood and community shopping centers in selected growth markets in the United States. PRIMARY MARKETS : Midwest / Southeast / Texas (98% of Operating Portfolio GLA) (1) Adjusted to reflect November portfolio acquisition, which increases holdings by nine properties and 2,500,277 square feet of total GLA.

RETAIL LANDSCAPE Landlords with premium space are regaining leasing leverage as low supply growth is expected for several years. Capital recycling to enhance portfolio will continue. Debt market volatility has not shifted cap rates as expected. Retail store openings continue to increase. Heightened competition in grocery sector with the rise of the specialty grocers. Re-leasing opportunities in quality centers present best opportunity for landlords to grow Same Store NOI over coming years. KITE REALTY GROUP * RETAIL REAL ESTATE MARKET

KITE REALTY GROUP * 2013 KITE STRATEGY Executing our Strategic Objectives Stabilizing Delray Marketplace, Holly Springs Towne Center, Four Corner Square, and Parkside Town Commons. Holly Springs Phase I and Four Corner Square to be moved to operating portfolio in the fourth quarter. Leasing progress within our Operating Portfolio. 95.8% leased as of September 30, 2013, the highest percentage achieved since IPO. Growing Same-Store NOI. 4.9% for quarter ended September 30, 2013. 11th Consecutive quarter of positive SSNOI Growth. Acquiring quality shopping centers in specific submarkets within our primary market footprint. $484 million in acquisitions in previous 15 months. Focusing on redevelopment opportunities within our existing portfolio such as Gainesville Plaza, Bolton Plaza and Kings Lake Square, where redevelopment activities have commenced. Growing EBITDA and de-levering the Balance Sheet.

KITE REALTY GROUP * COMPANY HIGHLIGHTS As of September 30, 2013 (1) Including recent portfolio acquisition

KITE REALTY GROUP * COMPANY HIGHLIGHTS FPO

PORTFOLIO DYNAMICS

KITE REALTY GROUP * MEET OUR CUSTOMERS DEMOGRAPHIC PROFILE – As of 9.30.13

QUALITY RETAIL TENANT BASE * Annualized base rent represents the monthly contractual rent as of 9/30/2013 for each applicable tenant multiplied by 12. Annualized base rent does not include tenant reimbursements. Reflects Kite Standalone plus the Portfolio Acquisition’s annualized base rent (the monthly contractual rent for each applicable tenant multiplied by 12) as of 1/1/2014 assuming the percentage leased of the Portfolio Acquisition as of 9/30/2013 less 50th and 12th and Ridge Plaza. Annualized base rent does not include tenant reimbursements. As Adjusted Standalone KITE REALTY GROUP

KITE REALTY GROUP * DEVELOPMENT/REDEVELOPMENT SUMMARY PROPERTY PROPERTY STATE MAJOR TENANTS/ANCHORS PROJECTED COST COST TO DATE % LEASED / COMMITTED ACTUAL / PROJECTED OPENING DEVELOPMENT PROJECTS UNDER CONSTRUCTION DEVELOPMENT PROJECTS UNDER CONSTRUCTION DEVELOPMENT PROJECTS UNDER CONSTRUCTION DELRAY MARKETPLACE FL Publix, Frank Theatres, Burt & Max's Grille, Charming Charlie, Chico's, Jos. A. Bank, White House | Black Market $ 97.5 $ 94.1 88.1% Q4 2012 HOLLY SPRINGS TOWNE CENTER NC Target (non-owned), Dick's Sporting Goods, Marshall's, Michaels, PETCO, Charming Charlie, Pier 1 Imports, Ulta Salon 57.0 56.4 91.8% Q1 2013 PARKSIDE TOWN COMMONS - PHASE I NC Target (non-owned), Harris Teeter, PETCO 39.0 24.4 82.5% Q2 2014 PARKSIDE TOWN COMMONS – PHASE II NC Frank Theatres, Golf Galaxy, Field & Stream 70.0 20.2 60.3% Q4 2014 Development Subtotal $ 263.5 $ 195.1 79.2% REDEVELOPMENT PROJECTS UNDER CONSTRUCTION REDEVELOPMENT PROJECTS UNDER CONSTRUCTION REDEVELOPMENT PROJECTS UNDER CONSTRUCTION KING’S LAKE SQUARE FL Publix $ 6.9 $ 1.4 88.4% Q2 2014 FOUR CORNER SQUARE WA Do It Best Hardware, Walgreens, Grocery Outlet 27.5 24.1 90.8% Q1 2013 BOLTON PLAZA FL Academy Sports & Outdoors, LA Fitness/Shops 10.3 3.5 86.9% Q1 2014 Redevelopment Subtotal $ 44.7 $ 31.9 88.5% Development and Redevelopment Total $ 308.2 $ 227.0

KITE REALTY GROUP * DELRAY MARKETPLACE DELRAY BEACH, FLORIDA KEY STATS OPENED : : Q4 2012 / Q1 2013 PROJECTED OWNED GLA : : 255,554 PROJECT COST : : $97.5M ANCHORED : : Publix, Frank Theatres/IMAX Cinebowl & Grille SHOPS : : Chico’s, White House | Black Market, Charming Charlie, JoS. A Bank, Apricot Lane, Republic of Couture, Francesca’s, Burt & Max’s Grille and others.

KITE REALTY GROUP * HOLLY SPRINGS TOWNE CENTER HOLLY SPRINGS, NORTH CAROLINA KEY STATS OPENING : : Q1 2013 PROJECTED OWNED GLA : : 204,936 PROJECT COST : : $57M PRE-LEASED/COMMITTED : : 91.8% ANCHORED : : Target, Dick’s Sporting Goods, Marshall’s, Michael’s, PETCO SHOPS : : Charming Charlie, ULTA, Pier 1 Imports, Jos A. Banks, Children’s Place

KITE REALTY GROUP * PARKSIDE TOWN COMMONS RALEIGH, NORTH CAROLINA KEY STATS NEW DEVELOPMENT : : Phase I and II PROJECTED OWNED GLA : : 384,203 PROJECT COST : : $109M PRE-LEASED/COMMITTED : : 66.6% ANCHORED : : Target (non-owned), and Harris Teeter, PETCO, Frank Theatres, Golf Galaxy, Field & Stream

KITE REALTY GROUP * PARKSIDE TOWN COMMONS RALEIGH, NORTH CAROLINA PHASE I PHASE II

KITE REALTY GROUP * FOUR CORNER SQUARE MAPLE VALLEY, WASHINGTON KEY STATS REDEVELOPMENT : : Opened Q1 2013 PROJECTED OWNED GLA : : 108,523 PROJECT COST : : $27.5M PRE-LEASED/COMMITTED : : 90.8% ANCHORED : : Do It Best Hardware, Walgreens, Grocery Outlet

KITE REALTY GROUP * RECENTLY COMPLETED RANGELINE CROSSING – Indianapolis, IN SUCCESSFULLY REDEVELOPED OWNED GLA : : 74,583 LEASED : : 91.8% ANCHORED : : Earth Fare, Walgreens, Old National Bank, Panera Bread

QUALITATIVE CAPITAL RECYCLING STRATEGY:: KITE REALTY GROUP * ACQUISITION/DISPOSITION 2012-2013 SUMMARY Continue to dispose of lower tier or un-anchored assets while recycling the capital into quality operating assets with strong tenancy, credit stability, and growth prospects. (1) Approximate Purchase/Sales Price (2) Weighted Average Price PSF for Retail Properties Only

KITE REALTY GROUP * RECENT ACQUISITION ACTIVITY TORINGDON AND CASTLETON CROSSING– NORTH CAROLINA AND INDIANA TORINGDON MARKET LOCATION :: Charlotte, NC ACQUIRED :: August, 2013 PURCHASE PRICE :: $15.8M TOTAL GLA :: 60,000 OWNED GLA :: 60,000 ANCHOR :: EarthFare CASTLETON CROSSING LOCATION :: Indianapolis, IN ACQUIRED :: May, 2013 PURCHASE PRICE :: $39M TOTAL GLA :: 280,000 OWNED GLA :: 280,000 ANCHOR :: TJ Maxx, HomeGoods, Burlington Coat, and Shoe Carnival

KITE REALTY GROUP * RECENT ACQUISITION ACTIVITY SHOPPES AT EASTWOOD AND COOL SPRINGS MARKET– FLORIDA AND TENNESSEE SHOPPES OF EASTWOOD LOCATION :: Orlando, FL ACQUIRED :: January, 2013 PURCHASE PRICE :: $11.6M TOTAL GLA :: 69,000 OWNED GLA :: 69,000 ANCHOR :: Publix COOL SPRINGS MARKET LOCATION :: Nashville, TN ACQUIRED :: April, 2013 PURCHASE PRICE :: $37.5M TOTAL GLA :: 285,000 OWNED GLA :: 224,000 ANCHOR :: Dick’s Sporting Goods, Marshall’s, JoAnn’s, Staples, and a non-owned Kroger

Portfolio Acquisition Details

TRANSACTION OVERVIEW * 9 shopping center portfolio encompassing approximately 2.5 million square feet of Total GLA Assets unencumbered 93.2% leased Located in Texas, Florida, Alabama and Georgia Approximately 38% of ABR is derived from two assets in Houston, Texas Accretive upon closing of the acquisition Transaction reduces leverage to approximately 7.3x net debt to Adjusted EBITDA (1), supporting the company’s deleveraging strategy Kite Realty Group has acquired a $304 million portfolio in an off-market transaction (1) Calculated per supplemental definition. KITE REALTY GROUP

INVESTMENT HIGHLIGHTS Transaction Merits Enterprise Value ($bn) (1) Calculated per supplemental definition. The acquisition of the portfolio by Kite presents an attractive off-market investment. Complementary to Kite in terms of asset quality, tenant base and geographic distribution Substantial discount to management’s estimate of replacement costs Increases the size and scale of Kite’s business in its core markets 7 assets in Top 50 MSA’s in the US and 2 assets in college/resort areas 8 assets with a grocery component Attractive in-place yield Strong tenant relationships will drive operating performance Kite’s scalable platform can acquire assets with minimal G&A increase Embedded NOI growth opportunity through lease-up of vacant space and roll-over of below-market rents Potential for Kite to improve operations and create value via redevelopment opportunities Projected net debt to Adjusted EBITDA as adjusted for the Portfolio Acquisition of 7.3x(1) and net debt to enterprise value of 45% Transaction improves equity float and leverage profile Significant increase in unencumbered property pool and liquidity Accelerates path to investment grade Leverage (1) * KITE REALTY GROUP

PORTFOLIO GEOGRAPHY 6 9 2 4 3 1 8 7 5 PORTOFINO Houston MSA 372,506 SF KINGWOOD COMMONS Houston MSA 164,366 SF COLONIAL SHOPPES AT CLAY Birmingham MSA 66,165 SF BURNT STORE Punta Gorda 95,023 SF HUNTER'S CREEK Orlando 119,729 SF BEECHWOOD Athens 342,217 SF LAKEWOOD Jacksonville 196,870 SF TRUSSVILLE I & II Birmingham MSA 446,484 SF (shadow) (shadow) NORTHDALE Tampa 176,917 SF (shadow) * KITE REALTY GROUP

OPERATIONAL METRICS/NOI GROWTH

KITE REALTY GROUP * PORTFOLIO OPERATING METRICS FOCUS ON GROWING SMALL SHOP OCCUPANCY :: 7 Straight Quarters of Increased Small Shop Occupancy FOCUS ON OVERALL LEASING % GAINS :: 5 Consecutive Quarters of Total Leased % Growth RESULT :: REVENUE GROWTH

KITE REALTY GROUP * PROPERTY OPERATING INCOME SS NOI GROWTH THE QUALITY OF OUR PORTFOLIO AND ASSET LOCATIONS ALLOWS US TO GENERATE SIGNIFICANT SAME PROPERTY NOI GROWTH.

BALANCE SHEET ACTIVITY

KITE REALTY GROUP * DEBT & CAPITAL MARKET UPDATES PRIMARY BALANCE SHEET INITIATIVES Manage floating rate debt to a target of less than 15% of total debt. De-levering in process to pro-forma of 7.3x net debt to EBITDA and additional progress via NOI growth, match funding acquisitions with equity, development deliveries and non-core asset sales. SIGNIFICANT 2013 CAPITAL MARKETS TRANSACTIONS Increased borrowing on $125 million seven-year unsecured term loan to $230 million with an interest rate of LIBOR plus 145 to 245 basis points. Closed on an amendment to the $200 million unsecured revolving credit facility that reduced the interest rate across the leverage grid between 15-20 basis points and extended the term to February of 2018, including a one-year extension option. In April/May 2013, issued 15,525,000 common shares for $6.55 per share resulting in net proceeds of approximately $97.2 million which were redeployed to fund the acquisitions of Castleton Crossing and Cool Springs Marketplace. In November 2013, issued 36,800,000 common shares for $6.16 per share resulting in net proceeds of approximately $217.3 million which were redeployed to fund a majority of the 9-property portfolio acquisition.

KITE REALTY GROUP * SCHEDULE OF DEBT MATURITIES(1) Chart excludes annual principal payments and net premiums on fixed rate debt. Reflects the Company’s exercise of its option to extend the maturity date of the Company’s revolving line of credit by one year to February 26, 2018.

SHAREHOLDER OBJECTIVES / RETURNS

TOTAL RETURNS VS. PEER GROUP Source: FactSet as of November 8, 2013. Note: Large Cap peers include: KIM, FRT, DDR, REG, WRI, RPAI and EQY. Small Cap peers include: AAT, AKR, BFS, ROIC, IRC, RPT, UBA, EXL and CDR. * S&P 500: 128.5% Large Cap Peers: 112.0% Small Cap Peers: 117.6% Kite: 119.8% MSCI US REIT: 108.4% KITE REALTY GROUP

KITE REALTY GROUP * This presentation contains certain statements that are not historical fact and may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of the Company to differ materially from historical results or from any results expressed or implied by such forward-looking statements, including, without limitation: national and local economic, business, real estate and other market conditions, particularly in light of low growth in the U.S. economy; financing risks, including the availability of and costs associated with sources of liquidity; the Company’s ability to refinance, or extend the maturity dates of, its indebtedness; the level and volatility of interest rates; the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies; the competitive environment in which the Company operates; acquisition, disposition, development and joint venture risks (including the consummation and impact of the pending acquisition of the $307 million shopping center portfolio and financing thereof, and the Company’s ability to complete the portfolio acquisition and successfully integrate the operations of the acquired properties in the anticipated timeframe and on the terms described herein); property ownership and management risks; the Company’s ability to maintain its status as a real estate investment trust (“REIT”) for federal income tax purposes; potential environmental and other liabilities; impairment in the value of real estate property the Company owns; risks related to the geographical concentration of our properties in Indiana, Florida and Texas; assumptions underlying our anticipated growth sources; and other factors affecting the real estate industry generally. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission and other documents that we publicly disseminate, including the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, which discuss these and other factors that could adversely affect the Company’s results. The Company undertakes no obligation to publicly update or revise these forward-looking statements (including the FFO and net income estimates), whether as a result of new information, future events or otherwise. SAFE HARBOR